United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 18, 2010

Date of report (date of earliest event reported)

Commission File No.	Name of Registrant, State of Incorporation, Address of Principal Executive Offices, and Telephone No.	IRS Employer Identification No.
000-49965	MGE Energy, Inc. (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53703 (608) 252-7000 www.mgeenergy.com	39-2040501

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

MGE Energy's Annual Meeting of Shareholders was held on May 18, 2010, in Middleton, Wisconsin. Listed below are the nominees for Class III Directors and the results of the voting.

	Class III Directors - Term Expiring in 2013
	F. Curtis Hastings	James L. Possin
For Votes	16,625,531	16,675,000
Withhold Authority	380,717	331,248
Shares Not Voted	6,107,390	6,107,390

No votes were cast for any other nominee. The directors continuing in office are:

Class II Directors Term Expires in 2012	Class I Directors Term Expires in 2011
John R. Nevin	Londa J. Dewey
H. Lee Swanson	Regina M. Millner
Gary J. Wolter	Thomas R. Stolper

Shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2010. With respect to the ratification of the selection of PricewaterhouseCoopers LLP to act as our independent registered public accounting firm, shareholders voted:

Voted	Shares
For	19,440,861
Against	198,069
Abstained	270,183
Shares Not Voted	3,204,525
Total	23,113,638

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGE Energy, Inc.
(Registrant)

Date: May 21, 2010	/s/ Jeffrey C. Newman
Jeffrey C. Newman Vice President, Chief Financial Officer, Secretary and Treasurer

Page 3